                                   EXHIBIT 99


DUNDEE MILLS, INCORPORATED
Condensed Consolidated Balance Sheets
(In thousands except share data)
(Unaudited)

                                                                    MARCH 31,                 MARCH 31,
                                                                      1995                      1994
                                                                    ---------                ----------
ASSETS
Current assets:
  Cash and cash equivalents . . . . . . . . . . . . . . . . .       $    2,662               $    2,429
  Accounts receivable . . . . . . . . . . . . . . . . . . . .           50,657                   47,422
  Inventories . . . . . . . . . . . . . . . . . . . . . . . .           56,890                   56,217
  Refundable income taxes . . . . . . . . . . . . . . . . . .                -                      911
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . .              786                      175
                                                                    ----------               ----------
     Total current assets . . . . . . . . . . . . . . . . . .          110,995                  107,154
                                                                    ----------               ----------

Property, plant, and equipment:
  Land  . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,546                    1,528
  Buildings and improvements  . . . . . . . . . . . . . . . .           51,557                   50,659
  Machinery and equipment . . . . . . . . . . . . . . . . . .           67,670                   67,296
  Furniture and fixtures  . . . . . . . . . . . . . . . . . .            4,151                    1,008
                                                                    ----------               ----------
                                                                       124,924                  120,491
  Accumulated depreciation  . . . . . . . . . . . . . . . . .          (68,013)                 (62,209)
                                                                    ----------               ----------
    Property, plant, and equipment, net . . . . . . . . . . .           56,911                   58,282
                                                                    ----------               ----------

Other assets  . . . . . . . . . . . . . . . . . . . . . . . .            2,875                    3,692
Deferred income taxes . . . . . . . . . . . . . . . . . . . .            2,026                      652
Intangibles . . . . . . . . . . . . . . . . . . . . . . . . .            1,116                    1,147
                                                                    ----------               ----------

     Total  . . . . . . . . . . . . . . . . . . . . . . . . .       $  173,923               $  170,927
                                                                    ==========               ==========

LIABILITIES AND SHAREOWNERS' EQUITY
Current liabilities:
  Trade accounts payable  . . . . . . . . . . . . . . . . . .       $    8,570               $    6,414
  Salaries, wages and commissions . . . . . . . . . . . . . .            1,661                    3,098
  Withholding and payroll taxes . . . . . . . . . . . . . . .            1,642                    1,819
  Deferred income taxes . . . . . . . . . . . . . . . . . . .                -                       58
  State and local taxes . . . . . . . . . . . . . . . . . . .            1,337                      185
  Income taxes payable  . . . . . . . . . . . . . . . . . . .            1,610                        -
  Other liabilities . . . . . . . . . . . . . . . . . . . . .            5,269                    2,352
Current maturities of long-term debt  . . . . . . . . . . . .            8,200                    9,445
                                                                    ----------               ----------
     Total current liabilities  . . . . . . . . . . . . . . .           28,289                   23,371
                                                                    ----------               ----------

Noncurrent liabilities:
  Long-term debt  . . . . . . . . . . . . . . . . . . . . . .           21,715                   22,670
  Deferred compensation and other deferred
    credits . . . . . . . . . . . . . . . . . . . . . . . . .            3,060                    1,858
                                                                    ----------               ----------
     Total noncurrent liabilities . . . . . . . . . . . . . .           24,775                   24,528
                                                                    ----------               ----------

Shareowners' equity:
  Common stock - $25.00 par value a share:
    Authorized - 200,000 shares, 46,728
    shares issued in 1995; 46,913 shares
    issued in 1994  . . . . . . . . . . . . . . . . . . . . .            1,168                    1,173
  Retained earnings . . . . . . . . . . . . . . . . . . . . .          119,691                  121,855
                                                                    ----------               ----------
    Shareowners' equity . . . . . . . . . . . . . . . . . . .          120,859                  123,028
                                                                    ----------               ----------


     Total  . . . . . . . . . . . . . . . . . . . . . . . . .       $  173,923               $  170,927
                                                                    ==========               ==========

DUNDEE MILLS, INCORPORATED
Condensed Consolidated Statements of Operations
(In thousands except per share data)
(Unaudited)

                                                           THREE MONTHS ENDED                 SEVEN MONTHS ENDED
                                                      -----------------------------       --------------------------
                                                        MARCH 31,         MARCH 31,        MARCH 31,       MARCH 31,
                                                          1995              1994             1995            1994
                                                      ----------         ----------       ----------      ----------
OPERATIONS
  Net sales . . . . . . . . . . . . . . . . . . .     $   70,559         $   64,425       $  160,922      $  149,532
    Cost of goods sold  . . . . . . . . . . . . .         61,994             55,264          139,257         129,496
    Selling, general and
      administrative expenses . . . . . . . . . .          7,687              8,241           17,762          17,399
                                                      ----------         ----------       ----------      ----------
    Operating income  . . . . . . . . . . . . . .            878                920            3,903           2,637

    Other income  . . . . . . . . . . . . . . . .            701                224            1,128             362
                                                      ----------         ----------       ----------      ----------
                                                           1,579              1,144            5,031           2,999

    Other deductions:
      Interest  . . . . . . . . . . . . . . . . .            484                432            1,031           1,033
      Other . . . . . . . . . . . . . . . . . . .          1,827              1,252            2,937           2,576
                                                      ----------         ----------       ----------      ----------
                                                           2,311              1,684            3,968           3,609
                                                      ----------         ----------       ----------      ----------

  Income  (loss) before income taxes  . . . . . .           (732)              (540)           1,063            (610)
  Income  taxes (benefit) . . . . . . . . . . . .           (298)              (167)             432            (189)
                                                      ----------         ----------       ----------      ----------

  Income (loss) before cumulative effect of
    changes in accounting principles  . . . . . .           (434)              (373)             631            (421)

  Cumulative effects of changes in
    accounting principles . . . . . . . . . . . .              -                  -                -            (193)
                                                      ----------         ----------       ----------      ----------

      Net income (loss) .  .  . . . . . . . . . .     $     (434)        $     (373)      $      631      $     (614)
                                                      ==========         ==========       ==========      ==========

  Weighted average shares of
    common stock  . . . . . . . . . . . . . . . .                                             46,764          46,930
                                                                                          ==========      ==========
  Per share:

  Income (loss) before cumulative effect of
    changes in accounting principles  . . . . . .     $    (9.28)        $    (7.95)      $    13.49      $    (8.97)

  Cumulative effects of changes in
    accounting principles . . . . . . . . . . . .              -                  -                -           (4.12)
                                                      ----------         ----------       ----------      ----------


Net income (loss)   . . . . . . . . . . . . . . .     $    (9.28)        $    (7.95)      $    13.49      $   (13.09)
                                                      ==========         ==========       ==========      ==========

Dividends paid  . . . . . . . . . . . . . . . . .     $     5.00         $     5.00       $     9.00      $     9.00
                                                      ==========         ==========       ==========      ==========

DUNDEE MILLS, INCORPORATED
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)


                                                                                  SEVEN MONTHS ENDED
                                                                         -----------------------------------
                                                                          MARCH 31,                MARCH 31,
                                                                            1995                     1994
                                                                         ----------               ----------
CASH PROVIDED (USED) BY:
  Operating activities:
    Net income  . . . . . . . . . . . . . . . . . . . . . . . . . . .    $     631                $    (614)
    Adjustments to reconcile net income (loss) to
     net cash provided (used) by operating
     activities:
     Depreciation and amortization  . . . . . . . . . . . . . . . . .        6,199                    6,226
     Cumulative effect of adoption of SFAS No. 109  . . . . . . . . .            -                      193
     Deferred tax provision . . . . . . . . . . . . . . . . . . . . .       (1,303)                    (811)
    Changes in operating assets and liabilities:
     Trade accounts receivable  . . . . . . . . . . . . . . . . . . .         (713)                  (2,065)
     Inventories  . . . . . . . . . . . . . . . . . . . . . . . . . .      (10,162)                   4,622
     Refundable income taxes  . . . . . . . . . . . . . . . . . . . .          822                     (506)
     Other current assets . . . . . . . . . . . . . . . . . . . . . .          111                      743
     Prepaids and deposits  . . . . . . . . . . . . . . . . . . . . .          719                   (1,070)
     Trade accounts payable . . . . . . . . . . . . . . . . . . . . .          594                       22
     Other current liabilities  . . . . . . . . . . . . . . . . . . .        5,499                    1,698
     Other non-current liabilities  . . . . . . . . . . . . . . . . .          698                      704
                                                                         ---------                ---------
        Net cash provided by operating
          activities  . . . . . . . . . . . . . . . . . . . . . . . .        3,095                    9,142
                                                                         ---------                ---------

  Investing activities:
    Purchase of property, plant and
      equipment . . . . . . . . . . . . . . . . . . . . . . . . . . .       (4,461)                  (2,732)
                                                                         ---------                ---------
        Net cash (used) by investing activities . . . . . . . . . . . .     (4,461)                  (2,732)
                                                                         ---------                ---------

  Financing activities:
    Proceeds from sale of stock . . . . . . . . . . . . . . . . . . .           50                        -
    Purchases of common stock . . . . . . . . . . . . . . . . . . . .         (135)                     (54)
    Proceeds from long-term debt borrowings . . . . . . . . . . . . .        2,000                        -
    Payment of long-term debt . . . . . . . . . . . . . . . . . . . .       (4,000)                  (6,000)
    Payment of dividends  . . . . . . . . . . . . . . . . . . . . . .         (421)                    (422)
                                                                         ---------                ---------
        Net cash (used) by financing activities . . . . . . . . . . .       (2,506)                  (6,476)
                                                                         ---------                ---------

  Decrease in cash and cash equivalents . . . . . . . . . . . . . . .    $  (3,872)               $     (66)

  Cash and cash equivalents at
    beginning of period . . . . . . . . . . . . . . . . . . . . . . .        6,534                    2,495
                                                                         ---------                ---------

 Cash and cash equivalents at
    end of period  . . .. . . . . . . . . . . . . . . . . . . . . . .    $   2,662               $    2,429
                                                                         =========                =========

                           Dundee Mills, Incorporated

                   Notes to Financial Statements (Unaudited)




1.  Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the seven-month period ended March 31, 1995, are not necessarily indicative of future periods.

2.  Income Taxes

Effective September 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("FSAS 109"). Although permitted under the new rules, prior year's financial statements have not been restated.

The cumulative effect of adopting SFAS 109 as of September 1, 1993, was to reduce net income by $193,208.00 ($4.12 per common share).

3.  Long Term Debt

The Company amended its revolving credit agreement, effective as of August 31, 1994, (the "Amended RCA") to provide for unsecured borrowings, under a revolving credit note ("RCN"), of up to $25,000,000. The commitment is, however, reduced by each payment made by the Company, unless the Company notifies the lender to the contrary. The commitment shall be reduced by the amount of such repayment, unless notification is given, until the commitment is reduced to $10,000,000. The RCN matures on August 31, 1997. Under the Amended RCA, $15,000,000 of the RCN is eligible for conversion to a five-year term loan. The term conversion provision may be initiated by the Company upon maturity, and the Company would be required to make twenty equal quarterly principal payments commencing September 30, 1997.

The Amended RCA provides for interest at the prime rate minus one-half percent per annum of LIBOR for interest periods of 30, 60 or 90 days, plus an additional 35/100 percent per annum. However, Dundee is party to an interest rate swap with a decreasing notional amount equal to the outstanding balance of the RCN which changed the floating interest rate exposure on the RCN to a fixed interest rate exposure. Under this swap agreement, the Company pays a fixed interest rate of 6.1% and receives the 3 month LIBOR rate reset quarterly (6.25% at March 31, 1995) on the notional amount. This interest rate swap expires in December 1996.

The amount of $8,000,000 has been included in current liabilities at March 31, 1995 since the Company intends to repay that amount in the next twelve-month period.

4.  Subsequent Event

On May 25, 1995, the shareholders of the Company approved a merger whereby Springs Industries, Inc. exchanged common stock and cash for all of the issued and outstanding common stock of the Company. Immediately prior to the merger and pursuant to an action by a special committee of Dundee's Board of Directors, the Company paid $2,168,000 to certain officers of the Company in recognition of their past service to the Company and their special efforts toward the consummation of the merger. In connection with the merger, the outstanding commitment under the RCN was extinguished.

SPRINGS INDUSTRIES, INC.
Unaudited Pro Forma Condensed Combined Balance Sheet as of April 1, 1995
(in thousands)

                                                                                   Pro Forma
                                                                                   Increase
                                                         Springs        Dundee     (Decrease)                  Pro Forma
                                                      (Historical)   (Historical)  Adjustments                 Combined
                                                      ------------------------------------------------------------------
 ASSETS

 Current assets:
   Cash and cash equivalents                           $    1,142      $  2,662   $  (1,438)        a, n      $    2,366
   Accounts receivable                                    300,175        50,657          --                      350,832
   Inventories                                            299,229        56,890      27,906          b           384,025
   Other                                                   40,169           786      (4,896)      a, c, d         36,059
                                                       ---------------------------------------               -----------
     Total current assets                                 640,715       110,995      21,572                      773,282
                                                       ---------------------------------------               -----------

 Property, plant and equipment                          1,271,382       124,924     (80,165)        e, o       1,316,141
   Accumulated depreciation                              (717,598)      (68,013)     68,013          e          (717,598)
                                                       ---------------------------------------               -----------
     Property, plant, and equipment, net                  553,784        56,911     (12,152)         o           598,543
                                                       ---------------------------------------               -----------
   Other assets and deferred charges                      119,775         6,017      (1,116)         f           124,676

                                                       ---------------------------------------               -----------
         Total                                         $1,314,274      $173,923   $   8,304                   $1,496,501
                                                       =======================================               ===========


 LIABILITIES AND SHAREOWNERS' EQUITY

 Current liabilities:
   Short-term borrowings and current
     maturities of long-term debt                      $   76,991      $  8,200          --                   $   85,191
   Accounts payable and other accrued liabilities         192,695        20,089   $   7,282          g           220,066
                                                       ---------------------------------------               -----------
     Total current liabilities                            269,686        28,289       7,282                      305,257
                                                       ---------------------------------------               -----------

 Noncurrent liabilities:
   Long-term debt                                         261,786        21,715      21,195          o           304,696
   Long-term benefit plans and
     deferred compensation                                141,856         3,060       3,840          h           148,756
   Deferred income taxes and other
     deferred credits                                      50,841            --      (1,519)         c            49,322
                                                       ---------------------------------------               -----------
    Total noncurrent liabilities                          454,483        24,775      23,516                      502,774
                                                       ---------------------------------------               -----------

 Shareowners' equity:
   Class A common stock ($0.25 par value)                   2,472            --         629          o             3,101
   Class B common stock ($0.25 par value)                   1,958            --          --                        1,958
   Dundee common stock ($25.00 par value)                      --         1,168      (1,168)         m                 0
   Additional paid-in capital                              11,657            --      97,736          o           109,393
   Retained earnings                                      573,225       119,691    (119,691)         m           573,225
   Cost of Class A shares in treasury                      (2,467)           --          --                       (2,467)
   Currency translation adjustment                          3,260            --          --                        3,260
                                                       ---------------------------------------               -----------
     Shareowners' equity                                  590,105       120,859     (22,494)                     688,470
                                                       ---------------------------------------               -----------
       Total                                           $1,314,274      $173,923   $   8,304                   $1,496,501
                                                       =======================================               ===========

SPRINGS INDUSTRIES, INC.
Unaudited Pro Forma Condensed Combined Statement of Operations for the Thirteen Weeks Ended April 1, 1995
(in thousands except share data)

                                                                           Pro Forma
                                                                           Increase
                                                Springs       Dundee       (Decrease)                Pro Forma
                                             (Historical)  (Historical)   Adjustments                 Combined
                                             --------------------------------------------------------------------
 OPERATIONS

 NET SALES                                      $483,136      $70,559            --                   $553,695
                                                --------------------------------------               ---------
   Cost of goods sold                            396,028       61,994       $   776        i, p        458,798

   Selling, general and administrative
   expenses                                       64,010        7,687             9         j           71,706
                                                --------------------------------------               ---------
     Operating income                             23,098       878.00          (785)                    23,191

   Interest expense                                7,252       484.00        358.00         k            8,094

   Other (income) expense                           (835)       1,126            --                     291.00
                                                --------------------------------------               ---------

 Income before income taxes                       16,681         (732)       (1,143)                    14,806

 Income tax provision                              6,813         (298)         (452)        l            6,063
                                                --------------------------------------               ---------

          NET INCOME (LOSS)                     $  9,868      $  (434)      $  (691)                  $  8,743
                                                ======================================               =========



 PER SHARE:


          NET INCOME                            $   0.55                                              $   0.43
                                                ======================================               =========

                            SPRINGS INDUSTRIES, INC.

              NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL DATA
                                  (UNAUDITED)


The following pro forma adjustments (in thousands) have been applied to the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statement of operations of Springs Industries, Inc., and Dundee Mills, Incorporated, to give effect to the Merger as if it had occurred on April 1, 1995, and January 1, 1995, respectively:

         (a) Reflects the collection before the Effective Time by Dundee of notes receivable in the amount of $730 from Dundee shareholders in accordance with the Merger Agreement.

         (b) Represents an increase of $27,906 to restate Dundee's LIFO inventory to fair value.

         (c) Reflects deferred taxes associated with pro forma adjustments, which have been classified to conform with Springs' presentation. Other current assets decreased $9,349 and deferred income taxes and other deferred credits decreased $1,519.

         (d) Reflects the fair value of Dundee's forward cotton purchase contracts in the amount of $5,183.

         (e) Reflects the elimination of $68,013 of Dundee's property and accumulated depreciation to reflect net book value.

         (f) Reflects the elimination of $1,116 of certain Dundee intangible assets.

         (g) Reflects various accruals of $7,282 including transaction costs.

         (h) Reflects the fair value of the benefit obligation for a nonqualified defined benefit pension plan in the amount of $3,840.

         (i) Represents the reduction of depreciation expense in the amount of $1,780 to reflect depreciation on the fair value of fixed assets and to reflect conforming changes in depreciation methods and depreciable lives.

         (j) Reflects the discontinuation of amortization expense relating to certain eliminated intangible assets of Dundee and the elimination of amortization expense associated with nonqualified defined benefit pension plans (net expense $9).

         (k) Reflects additional interest expense of $358 associated with long-term debt incurred to complete the Merger.

         (l) Reflects the income tax benefit at statutory federal and state rates of $452 associated with pro forma statement of operations adjustments.

         (m) Reflects the removal of the stockholders' equity balances of Dundee.

         (n) Reflects the payment of $2,168 in management retention compensation to be paid by Dundee immediately prior to the Effective Date of the Merger, as permitted by the Merger Agreement.

         (o) The allocation of Merger Consideration is summarized below (in thousands):

                 Springs Class A Common Stock issued  . . . . . .            $ 98,365
                 Additional long-term debt to fund cash
                   portion of Merger Consideration  . . . . . . .              21,195
                                                                             --------

                       Total Merger Consideration . . . . . . . .             119,560
                                                                             --------

                 Less:
                   Fair value of net assets acquired
                     other than property and equipment  . . . . .              74,801
                   Historical book value of property and
                     equipment acquired . . . . . . . . . . . . .              56,911
                                                                             --------

                       Total  . . . . . . . . . . . . . . . . . .             131,712
                                                                             --------

                 Difference . . . . . . . . . . . . . . . . . . .            $(12,152)
                                                                             ========

         The Springs Class A Common Stock issued would have a par value total of $629, and additional paid in capital would increase by $97,736 based on the fair value of Springs Class A Common Stock of $39.125 at the date of acquisition.

         (p) Reflects the amortization of the fair value related to cotton contracts during the quarter of $2,556.